Kurv Equity Option Income ETF
Schedule of Investments
August 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 99.0% (a)	Shares		Value
Kurv SpaceX Enhanced Income ETF	4,596		$ 82,694
Kurv Yield Premium Strategy Amazon (AMZN) ETF	3,891		103,629
Kurv Yield Premium Strategy Apple (AAPL) ETF	5,106		134,594
Kurv Yield Premium Strategy Google (GOOGL) ETF	2,076		74,072
Kurv Yield Premium Strategy Microsoft (MSFT) ETF	7,029		146,208
Kurv Yield Premium Strategy Netflix (NFLX) ETF	8,160		161,078
Kurv Yield Premium Strategy Tesla (TSLA) ETF	4,542		69,178
TOTAL EXCHANGE TRADED FUNDS (Cost $754,015)			771,453

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.8% (b)	Shares		Value
Fidelity Government Portfolio - Institutional Class, 3.56%	6,566		6,566
TOTAL MONEY MARKET FUNDS (Cost $6,566)			6,566

TOTAL INVESTMENTS - 99.8% (Cost $760,581)			778,019
Other Assets in Excess of Liabilities - 0.2%		0.00193	1,502
TOTAL NET ASSETS - 100.0%			$ 779,521

Percentages are stated as a percent of net assets.

(a)	Affiliated security as defined by the Investment Company Act of 1940.
(b)	The rate shown represents the 7-day annualized yield as of August 31, 2026.

Summary of Fair Value Disclosure as of August 31, 2026 (Unaudited)

Kurv Equity Option Income ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$ 771,453	$ –	$ –	$ 771,453
Money Market Funds	6,566	–	–	6,566
Total Investments	$ 778,019	$ –	$ –	$ 778,019

Refer to the Schedule of Investments for further disaggregation of investment categories.

Kurv Equity Option Income ETF - Transactions with Affiliates
	Value as of August 4, 2026 (a)	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value as of August 31, 2026	Shares as of August 31, 2026	Dividend / Interest Income	Capital Gain Distributions from Underlying Funds
Kurv SpaceX Enhanced Income ETF	$ –	$ 72,876	$ –	$ –	$ 9,818	$ 82,694	4,596	$ 1,593	$ –
Kurv Yield Premium Strategy Amazon (AMZN) ETF	–	112,346	–	–	(8,717)	103,629	3,891	1,362	–
Kurv Yield Premium Strategy Apple (AAPL) ETF	–	131,607	–	–	2,987	134,594	5,106	1,277	–
Kurv Yield Premium Strategy Google (GOOGL) ETF	–	82,310	–	–	(8,238)	74,072	2,076	934	–
Kurv Yield Premium Strategy Microsoft (MSFT) ETF	–	143,951	–	–	2,257	146,208	7,029	1,406	–
Kurv Yield Premium Strategy Netflix (NFLX) ETF	–	147,549	–	–	13,529	161,078	8,160	2,040	–
Kurv Yield Premium Strategy Tesla (TSLA) ETF	–	63,376	–	–	5,802	69,178	4,542	969	–
	$ –	$ 754,015	$ –	$ –	$ 17,438	$ 771,453	35,400	$ 9,581	$ –

(a)	Inception date of Fund.